Exhibit 99.1

For Immediate Release

Ameris Bancorp Signs Definitive Merger Agreement

to Acquire Atlantic Coast Financial Corporation

Moultrie, GA and Jacksonville, FL, November 17, 2017 /PRNewswire/ -- Ameris Bancorp (Nasdaq: ABCB) (“Ameris”), the parent company of Ameris Bank, announced today the signing of a definitive merger agreement under which Ameris will acquire Atlantic Coast Financial Corporation (Nasdaq: ACFC) (“Atlantic Coast”), the parent company of Atlantic Coast Bank, Jacksonville, Florida. Upon completion of the transaction, the combined company will have approximately $8.6 billion in assets, $6.9 billion in loans, $6.6 billion in deposits and a branching network across four states.

“We view this transaction as an extension of our plan to build scale in Northeast Florida. With a combined $1.5 billion deposits in the Jacksonville MSA, the addition of Atlantic Coast will solidify us as Northeast Florida’s premier community bank. Furthermore, we are excited to grow our franchise with an outstanding team and high quality customer base. A natural complement to our existing branch network, Atlantic Coast positions us well for continued success in our markets,” commented Edwin W. Hortman, Jr., President and Chief Executive Officer of Ameris.

Atlantic Coast currently operates twelve banking locations, eight of which are located within the Jacksonville, Florida MSA, three of which are in the Waycross, Georgia MSA, and one of which is in the Douglas, Georgia MSA. This acquisition furthers Ameris’s position as the largest community bank in Northeast Florida.

John K. Stephens, Jr., President and Chief Executive Officer of Atlantic Coast, said, “I fully expect our stockholders and customers will be proud to join an exceptional institution in Ameris. We could not be more excited to unlock greater potential through the new resources and products we will have available.”

Under the terms of the definitive merger agreement, each share of Atlantic Coast common stock will be converted into the right to receive 0.17 shares of Ameris common stock and $1.39 in cash. The transaction is valued at approximately $145.0 million in the aggregate based on Ameris’s closing stock price of $47.30 as of November 16, 2017.

The merger agreement has been unanimously approved by the board of directors of each company. The transaction is expected to close in the second quarter of 2018 and is subject to customary closing conditions, including the receipt of regulatory approvals and the approval of the stockholders of Atlantic Coast.

Keefe, Bruyette & Woods, Inc. served as financial advisor and Rogers & Hardin LLP provided legal counsel to Ameris. Hovde Group, LLC served as financial advisor and Igler and Pearlman, P.A. provided legal counsel to Atlantic Coast Financial Corporation.

Conference Call Information

Ameris Bancorp will host a conference call and webcast today at 10:00 a.m. EST. The conference call can be accessed by dialing 1-877-504-1190 or 1-412-902-6630 for international participants. A replay of the call will be available one hour after the end of the conference call until December 1, 2017 at 9:00 a.m. EST. To listen to the replay, dial 1-877-344-7529 or 1-412-317-0088. The conference number is 10114593. The webcast will also be available on the Investor Relations page of www.AmerisBank.com.

Cautionary Statements Regarding Forward-Looking Information

This news release contains forward-looking statements, as defined by federal securities laws, including, among other forward-looking statements, certain plans, expectations and goals, and including statements about the benefits of the merger between Ameris and Atlantic Coast. Words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, as well as similar expressions, are meant to identify forward-looking statements. The forward-looking statements in this news release are based on current expectations and are provided to assist in the understanding of potential future performance. Such forward-looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements, including, without limitation, the following: the businesses of Ameris and Atlantic Coast may not be integrated successfully or such integration may take longer to accomplish than expected; the expected cost savings and any revenue synergies from the merger may not be fully realized within the expected timeframes; disruption from the merger may make it more difficult to maintain relationships with customers, employees or others; the required governmental approvals for the merger may not be obtained on the proposed terms and schedule; changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of other business strategies; and the nature, extent and timing of governmental actions. For a discussion of some of the other risks and other factors that may cause such forward-looking statements to differ materially from actual results, please refer to Ameris’s and Atlantic Coast’s filings with the Securities and Exchange Commission, including each company’s respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Forward-looking statements speak only as of the date they are made, and neither Ameris nor Atlantic Coast undertakes any obligation to update or revise forward-looking statements.

Additional Information and Where to Find It

Ameris intends to file a registration statement on Form S-4 with the Securities and Exchange Commission to register the shares of Ameris’s common stock that will be issued to Atlantic Coast’s stockholders in connection with the transaction. The registration statement will include a joint proxy statement/prospectus and other relevant materials in connection with the proposed merger transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Investors and security holders may obtain free copies of these documents and other documents filed with the Securities and Exchange Commission on its website at http://www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the Securities and Exchange Commission by Ameris on its website at http://www.AmerisBank.com and by Atlantic Coast on its website at https://www.AtlanticCoastBank.net/.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

Participants in the Merger Solicitation

Ameris and Atlantic Coast, and certain of their respective directors, executive officers and other members of management and employees, may be deemed to be participants in the solicitation of proxies from the stockholders of Atlantic Coast in respect of the proposed merger transaction. Information regarding the directors and executive officers of Ameris and Atlantic Coast and other persons who may be deemed participants in the solicitation of the stockholders of Atlantic Coast in connection with the proposed transaction will be included in the proxy statement/prospectus for Atlantic Coast’s special meeting of stockholders, which will be filed by Ameris with the Securities and Exchange Commission. Information about Ameris’s directors and executive officers can also be found in Ameris’s definitive proxy statement in connection with its 2017 annual meeting of shareholders, as filed with the Securities and Exchange Commission on April 3, 2017, and other documents subsequently filed by Ameris with the Securities and Exchange Commission. Information about Atlantic Coast’s directors and executive officers can also be found in Atlantic Coast’s definitive proxy statement in connection with its 2017 annual meeting of stockholders, as filed with the Securities and Exchange Commission on April 18, 2017, and other documents subsequently filed by Atlantic Coast with the Securities and Exchange Commission. Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and other relevant documents regarding the proposed merger transaction filed with the Securities and Exchange Commission when they become available.

Ameris Bancorp

Ameris Bancorp is a bank holding company headquartered in Moultrie, Georgia and the parent of Ameris Bank, a Georgia state-chartered bank. Ameris Bank currently has 97 locations in Georgia, Alabama, northern Florida and South Carolina.

A presentation with additional information regarding the transaction will be available on the Investor Relations page of www.AmerisBank.com.

Atlantic Coast Financial Corporation

Atlantic Coast Financial Corporation is the holding company for Atlantic Coast Bank, a Florida state-chartered commercial bank. It is a community-oriented financial institution serving the Northeast Florida, Central Florida and Southeast Georgia markets. Investors may obtain additional information about Atlantic Coast Financial Corporation on the Internet at www.AtlanticCoastBank.net, under Investor Relations.